OCIC SLF LLC

Supplemental Financial Information (Unaudited) as of the year ended December 31, 2025 and 2024 and the three year period ended December 31, 2025

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Consolidated Statement of Assets and Liabilities
(Amounts in thousands)

	December 31, 2025	December 31, 2024
Assets
Investments at fair value (amortized cost of $1,650,246 and $1,647,543, respectively)	$1,626,107	$1,647,003
Cash	58,827	85,850
Interest receivable	5,759	6,194
Receivable for investments sold	13,395	22,384
Prepaid expenses and other assets	61	37
Total Assets	$1,704,149	$1,761,468
Liabilities
Debt (net of unamortized debt issuance costs of $7,893 and $8,586, respectively)	$1,312,107	$1,311,414
Payable for investments purchased	44,839	51,955
Interest payable	15,890	24,377
Distribution payable	10,277	16,011
Accrued expenses and other liabilities	656	1,587
Total Liabilities	$1,383,769	$1,405,344
Commitments and contingencies
Members’ Equity
Members’ Equity	320,380	356,124
Total Members’ Equity	320,380	356,124
Total Liabilities and Members’ Equity	$1,704,149	$1,761,468

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Statements of Operations
(Amounts in thousands)

	For the Years Ended December 31,
	2025	2024	2023
Investment Income
Investment income	$129,202	$150,289	$78,090
Total Investment Income	129,202	150,289	78,090
Operating Expenses
Interest expense	84,691	92,168	38,547
Professional fees	3,140	2,872	2,066
Total Operating Expenses	87,831	95,040	40,613
Net Investment Income	$41,371	$55,249	$37,477
Net Realized and Change in Unrealized Gain (Loss) on Investments
Net change in unrealized gain (loss) on investments	(23,599)	(13,867)	15,121
Net realized gain (loss) on investments	(9,829)	1,381	(1,381)
Total Net Realized and Change in Unrealized Gain (Loss) on Investments	(33,428)	(12,486)	13,740
Net Increase (Decrease) in Members’ Equity Resulting from Operations	$7,943	$42,763	$51,217

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Debt Investments
Advertising and media
OUTFRONT MEDIA CAPITAL LLC(5)	First lien senior secured loan	S +	2.00%		09/2032	1,709	$1,707	$1,713
Project Boost Purchaser, LLC (dba J.D. Power)(6)	First lien senior secured loan	S +	2.75%		07/2031	7,207	7,207	7,222
							8,914	8,935	2.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	S +	2.00%		09/2031	3,596	$3,590	$3,602
American Airlines, Inc.(6)	First lien senior secured loan	S +	1.75%		01/2027	331	329	330
American Airlines, Inc.(6)	First lien senior secured loan	S +	2.25%		02/2028	4,519	4,519	4,529
American Airlines, Inc.(6)	First lien senior secured loan	S +	3.25%		05/2032	2,138	2,117	2,147
Arcline FM Holdings LLC(6)	First lien senior secured loan	S +	2.75%		06/2030	6,216	6,216	6,233
Avolon TLB Borrower 1 (US) LLC(5)	First lien senior secured loan	S +	1.75%		06/2030	1,995	1,997	2,006
Bleriot US Bidco Inc.(6)	First lien senior secured loan	S +	2.50%		10/2030	3,827	3,827	3,844
Brown Group Holdings, LLC(5)	First lien senior secured loan	S +	2.75%		07/2031	11,466	11,464	11,518
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	S +	2.00%		10/2031	5,384	5,381	5,402
Kaman Corporation(6)	First lien senior secured loan	S +	2.50%		02/2032	11,358	11,216	11,265
KBR, Inc(5)	First lien senior secured loan	S +	2.00%		01/2031	1,854	1,854	1,863
Propulsion (BC) Finco S.A.R.L.(6)	First lien senior secured loan	S +	2.50%		12/2032	3,143	3,135	3,156
Signia Aerospace LLC(6)	First lien senior secured loan	S +	2.75%		12/2031	4,361	4,361	4,372
Transdigm Inc.(5)	First lien senior secured loan	S +	2.25%		03/2030	2,717	2,717	2,724
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		02/2031	1,964	1,966	1,971
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		01/2032	2,074	2,070	2,082
Transdigm Inc.(5)	First lien senior secured loan	S +	2.50%		08/2032	2,349	2,343	2,358
United Airlines, Inc.(5)	First lien senior secured loan	S +	2.00%		02/2031	1,649	1,649	1,654
							70,751	71,056	22.0%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	S +	2.25%		10/2031	8,147	$8,147	$8,188
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%		03/2031	3,347	3,347	3,356
PAI Holdco, Inc.(6)	First lien senior secured loan	S +	3.75%		10/2027	5,432	5,250	4,723
VALVOLINE INC(5)	First lien senior secured loan	S +	2.00%		12/2032	2,821	2,807	2,836
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	S +	2.50%		01/2031	2,976	2,976	2,978
							22,527	22,081	6.9%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	S +	1.75%		01/2031	3,482	$3,495	$3,494
American Residential Services, LLC(6)(8)	First lien senior secured loan	S +	2.75%		02/2032	5,776	5,774	5,790
ARCOSA INC(5)	First lien senior secured loan	S +	2.00%		10/2031	1,932	1,932	1,940
Beacon Roofing Supply, Inc. (dba QXO)(5)	First lien senior secured loan	S +	2.00%		04/2032	5,490	5,490	5,503
Construction Partners, Inc.(5)	First lien senior secured loan	S +	2.50%		11/2031	1,936	1,933	1,948
Core & Main LP(6)	First lien senior secured loan	S +	2.00%		02/2031	1,789	1,789	1,789

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Cushman & Wakefield U.S. Borrower, LLC(5)(8)	First lien senior secured loan	S +	2.75%		01/2030	6,778	6,777	6,812
Dodge Construction Network LLC(6)	First lien senior secured loan	S +	6.25%		01/2029	1,867	1,774	1,871
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	S +	4.75%		02/2029	2,589	2,371	2,058
EMRLD Borrower LP (dba Emerson)(7)	First lien senior secured loan	S +	2.25%		08/2031	1,563	1,563	1,565
Hunter Douglas Inc(6)	First lien senior secured loan	S +	3.00%		01/2032	3,221	3,199	3,233
Knife River Corporation(6)	First lien senior secured loan	S +	2.00%		03/2032	3,158	3,163	3,169
MIWD Holdco II LLC(5)	First lien senior secured loan	S +	2.75%		03/2031	2,068	2,070	2,067
Park River Holdings Inc(6)	First lien senior secured loan	S +	4.50%		03/2031	5,376	5,298	5,402
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%		04/2031	2,613	2,613	2,620
Quikrete Holdings, Inc.(5)	First lien senior secured loan	S +	2.25%		02/2032	5,969	5,956	5,986
Starwood Property Mortgage, L.L.C.(5)(8)	First lien senior secured loan	S +	1.75%		11/2027	1,944	1,939	1,939
Starwood Property Mortgage, L.L.C.(5)	First lien senior secured loan	S +	2.25%		09/2032	2,206	2,208	2,212
							59,344	59,398	18.5%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	S +	3.00%		07/2031	9,396	$9,419	$9,364
BrightView Landscapes, LLC(6)(8)	First lien senior secured loan	S +	2.00%		04/2029	3,919	3,919	3,919
CCC Intelligent Solutions Inc(5)	First lien senior secured loan	S +	2.00%		01/2032	783	783	785
ConnectWise, LLC(6)	First lien senior secured loan	S +	3.50%		09/2028	1,187	1,194	1,164
IDEMIA Group SAS(6)	First lien senior secured loan	S +	4.25%		09/2028	7,858	7,878	7,897
IGT Holding IV AB (dba IFS)(6)(8)	First lien senior secured loan	S +	3.00%		09/2031	1,065	1,065	1,070
Kaseya Inc.(5)	First lien senior secured loan	S +	3.00%		03/2032	7,011	6,982	7,011
Madison Safety & Flow LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	2,136	2,136	2,149
MKS Instruments, Inc.(5)	First lien senior secured loan	S +	2.00%		08/2029	1,665	1,665	1,671
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(5)	First lien senior secured loan	S +	3.00%		01/2032	6,484	6,455	6,522
Ping Identity Holding Corp.(6)	First lien senior secured loan	S +	2.75%		11/2032	6,358	6,342	6,367
Pinnacle Buyer, LLC(6)	First lien senior secured loan	S +	2.50%		10/2032	8,883	8,861	8,911
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	S +	3.50%		10/2031	8,620	8,580	8,340
Plusgrade Inc.(5)	First lien senior secured loan	S +	3.50%		03/2031	9,133	9,133	9,133
Pye-Barker Fire & Safety, LLC(6)	First lien senior secured loan	S +	2.50%		12/2032	7,798	7,759	7,843
Red Planet Borrower, LLC (dba Liftoff Mobile)(5)	First lien senior secured loan	S +	4.00%		08/2032	8,370	8,288	8,377
Shift4 Payments, LLC(6)	First lien senior secured loan	S +	2.50%		06/2032	5,920	5,920	5,951
Sitel Worldwide Corp.(5)(8)	First lien senior secured loan	S +	3.75%		08/2028	5,339	5,288	2,082
Tecta America Corp.(5)	First lien senior secured loan	S +	2.75%		02/2032	12,884	12,884	12,921
Vestis Corp(6)	First lien senior secured loan	S +	2.25%		02/2031	6,517	6,326	5,947
VM Consolidated, Inc.(5)	First lien senior secured loan	S +	2.00%		10/2032	3,426	3,418	3,448
XPLOR T1, LLC(6)(8)	First lien senior secured loan	S +	3.50%		12/2032	13,980	13,930	13,980
							138,225	134,852	42.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	S +	4.75%		11/2027	7,318	$7,209	$6,688
Axalta Coating Systems US Holdings INC(6)	First lien senior secured loan	S +	1.75%		12/2029	871	871	873
Derby Buyer LLC (dba Delrin)(5)	First lien senior secured loan	S +	3.00%		11/2030	1,691	1,700	1,695
FORMULATIONS PARENT CORPORATION (dba Chase Corporation)(6)	First lien senior secured loan	S +	4.00%		04/2032	3,214	3,218	3,202
H.B. Fuller Company(5)	First lien senior secured loan	S +	1.75%		02/2030	1,731	1,726	1,733
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.25%		02/2030	4,407	4,377	3,553
Ineos US Finance LLC(5)	First lien senior secured loan	S +	3.00%		02/2031	7,388	7,388	5,901
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	4.25%		04/2029	2,500	2,364	1,750
Ineos US Petrochem LLC(5)	First lien senior secured loan	S +	3.75%		03/2030	8,334	8,304	5,640
MSOF BEACON LLC(5)(8)	First lien senior secured loan	S +	3.00%		12/2032	5,471	5,457	5,498
Nouryon Finance B.V.(7)	First lien senior secured loan	S +	3.25%		04/2028	8,730	8,728	8,723
Windsor Holdings III LLC(5)	First lien senior secured loan	S +	2.75%		08/2030	11,512	11,513	11,528
							62,855	56,784	17.7%
Consumer Products
ACP Tara Holdings, Inc. (dba Arcadia)(6)(8)	First lien senior secured loan	S +	3.25%		12/2032	8,020	$8,001	$8,060
ASGN Incorporated(5)	First lien senior secured loan	S +	1.75%		08/2030	311	313	312
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)(8)	First lien senior secured loan	S +	2.75%		04/2031	4,666	4,666	4,701
HomeServe USA Holding Corp.(5)	First lien senior secured loan	S +	2.00%		10/2030	4,663	4,668	4,665
Novelis Inc(6)	First lien senior secured loan	S +	1.75%		03/2032	3,726	3,730	3,738
							21,378	21,476	6.7%
Containers and packaging
Berlin Packaging(5)	First lien senior secured loan	S +	3.25%		06/2031	11,020	$11,030	$11,041
Charter NEX US, Inc.(5)	First lien senior secured loan	S +	2.75%		11/2030	2,758	2,758	2,762
Clydesdale Acquisition Holdings, Inc. (dba Novolex)(5)	First lien senior secured loan	S +	3.25%		03/2032	9,903	9,835	9,890
Plastipak Holdings Inc.(5)	First lien senior secured loan	S +	2.50%		09/2032	11,605	11,549	11,630
Plaze, Inc.(5)(8)	First lien senior secured loan	S +	3.75%		08/2026	6,297	6,255	5,793
Pregis Topco LLC(5)	First lien senior secured loan	S +	4.00%		02/2029	6,922	6,907	6,975
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	S +	4.00%		09/2028	12,312	12,315	12,320
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	S +	2.50%		09/2032	1,988	2,001	1,993
SupplyOne, Inc.(5)	First lien senior secured loan	S +	3.50%		04/2031	9,586	9,582	9,599
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	S +	3.25%		03/2028	12,231	12,154	11,811
							84,386	83,814	26.2%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(6)	First lien senior secured loan	S +	3.00%		07/2028	8,993	$8,997	$9,009
Aramsco, Inc.(6)(8)	First lien senior secured loan	S +	4.75%		10/2030	7,911	7,789	5,300
Avient Corporation(6)	First lien senior secured loan	S +	1.75%		08/2029	1,523	1,530	1,531
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	S +	3.25%		12/2030	13,754	13,753	13,588
BradyPLUS Holdings, LLC (f/k/a BradyIFS Holdings, LLC)(6)	First lien senior secured loan	S +	3.50%		12/2030	2,290	2,256	2,263

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	S +	3.00%		10/2031	9,837	9,801	9,875
							44,126	41,566	13.0%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	S +	2.75%		10/2029	676	$676	$679
Renaissance Learning, Inc.(5)	First lien senior secured loan	S +	4.00%		04/2030	12,243	12,246	10,663
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	S +	3.25%		10/2030	6,681	6,681	6,709
							19,603	18,051	5.6%
Energy equipment and services
AZZ Inc.(5)	First lien senior secured loan	S +	1.75%		05/2029	2,528	$2,532	$2,535
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	S +	2.00%		01/2031	4,619	4,619	4,625
Calpine Construction Finance Company(5)	First lien senior secured loan	S +	1.75%		07/2030	6,825	6,825	6,829
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%		01/2031	5,030	5,020	5,030
Calpine Corporation(5)	First lien senior secured loan	S +	1.75%		02/2032	3,482	3,475	3,480
Centuri Group, Inc(5)	First lien senior secured loan	S +	2.25%		07/2032	2,013	2,013	2,019
Fleet U.S. Bidco Inc.(7)(8)	First lien senior secured loan	S +	2.75%		02/2031	13,145	13,155	13,191
							37,639	37,709	11.8%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	S +	3.00%		11/2030	3,440	$3,433	$3,456
Ascensus Holdings, Inc.(5)	First lien senior secured loan	S +	3.00%		11/2032	5,589	5,575	5,580
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	S +	3.00%		11/2031	6,311	6,298	6,321
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	S +	2.00%		01/2031	9,895	9,895	9,901
Chrysaor Bidco s.à r.l. (dba AlterDomus)(6)	First lien senior secured loan	S +	3.25%		10/2031	5,537	5,534	5,572
Citco Funding LLC(5)	First lien senior secured loan	S +	2.75%		04/2028	6,263	6,255	6,300
Citrin Cooperman Advisors LLC(6)	First lien senior secured loan	S +	3.00%		04/2032	4,351	4,333	4,362
Cohnreznick Advisory LLC(6)	First lien senior secured loan	S +	3.50%		03/2032	4,608	4,592	4,622
Creative Planning, LLC(5)	First lien senior secured loan	S +	2.00%		05/2031	7,754	7,730	7,768
EP Wealth Advisors, LLC(6)	First lien senior secured loan	S +	3.00%		10/2032	2,059	2,054	2,064
First Eagle Holdings, Inc.(6)	First lien senior secured loan	S +	3.50%		08/2032	6,517	6,417	6,504
Focus Financial Partners, LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	7,493	7,486	7,503
Grant Thornton Advisors LLC(5)	First lien senior secured loan	S +	2.75%		06/2031	5,097	5,083	5,104
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	S +	2.50%		11/2031	7,240	7,220	7,264
Kestra Advisor Services Holdings A, Inc.(5)	First lien senior secured loan	S +	3.00%		03/2031	7,202	7,208	7,209
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	S +	2.50%		12/2030	2,350	2,350	2,360
OneDigital Borrower LLC(5)	First lien senior secured loan	S +	3.00%		07/2031	9,876	9,875	9,889
Orion Advisor Solutions Inc(6)	First lien senior secured loan	S +	3.25%		09/2030	7,467	7,467	7,510
Orion US Finco Inc. (dba OSTTRA)(5)	First lien senior secured loan	S +	3.50%		05/2032	1,729	1,721	1,736
PPI Holding US INC. (dba Nuvei)(5)	First lien senior secured loan	S +	2.50%		11/2031	8,187	8,187	8,189
PUSHPAY USA INC(7)(8)	First lien senior secured loan	S +	3.75%		08/2031	4,185	4,185	4,164

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	S +	3.00%		07/2028	14,725	14,724	14,807
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	S +	2.75%		05/2028	2,146	2,146	2,155
Victory Capital Holdings Inc(6)	First lien senior secured loan	S +	2.00%		09/2032	3,656	3,651	3,672
							143,419	144,012	45.0%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	S +	1.75%		09/2030	4,842	$4,846	$4,843
Aramark Services, Inc.(5)	First lien senior secured loan	S +	1.75%		06/2030	6,135	6,135	6,148
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	S +	3.50%		12/2030	6,761	6,762	6,782
Balrog Acquisition, Inc. (dba Bakemark)(5)	First lien senior secured loan	S +	4.00%		09/2028	6,682	6,636	5,529
Chobani LLC(5)	First lien senior secured loan	S +	2.25%		10/2032	4,538	4,538	4,557
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	S +	2.75%		02/2031	8,205	8,209	8,193
FRONERI US INC(7)	First lien senior secured loan	S +	2.25%		09/2031	3,385	3,379	3,381
FRONERI US INC(6)	First lien senior secured loan	S +	2.25%		09/2032	6,741	6,726	6,738
IRB Holding Corp (dba Inspire Brands, Inc.)(5)	First lien senior secured loan	S +	2.50%		12/2030	7,192	7,231	7,206
Pegasus BidCo B.V.(6)	First lien senior secured loan	S +	2.75%		07/2029	9,574	9,574	9,587
Raising Cane's Restaurants, LLC(5)	First lien senior secured loan	S +	2.00%		11/2032	6,959	6,942	6,972
Red SPV, LLC(5)	First lien senior secured loan	S +	2.25%		03/2032	7,818	7,782	7,815
Savor Acquisition, Inc. (dba Sauer Brands)(6)	First lien senior secured loan	S +	3.00%		02/2032	4,399	4,390	4,414
Savor Acquisition, Inc. (dba Sauer Brands)(6)(9)(10)	First lien senior secured delayed draw term loan	S +	3.00%		02/2032	—	—	—
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	S +	2.00%		03/2030	4,260	4,250	4,274
Snacking Investments US LLC (dba Arnott's Group)(6)	First lien senior secured loan	S +	3.00%		10/2032	3,806	3,797	3,825
Utz Quality Foods, LLC(6)	First lien senior secured loan	S +	2.50%		01/2032	2,630	2,630	2,640
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	S +	2.50%		08/2028	3,461	3,468	3,470
							97,295	96,374	30.1%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	S +	3.00%		05/2030	5,016	$4,978	$4,903
Argent Finco LLC(6)(8)	First lien senior secured loan	S +	3.00%		11/2032	2,095	2,090	2,106
Azalea TopCo, Inc. (dba Press Ganey)(5)	First lien senior secured loan	S +	3.00%		04/2031	4,058	4,060	4,063
Confluent Medical Technologies, Inc.(6)(8)	First lien senior secured loan	S +	3.00%		02/2029	6,500	6,500	6,533
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	S +	3.00%		08/2031	6,143	6,128	6,194
Global Medical Response, Inc.(6)	First lien senior secured loan	S +	3.50%		10/2032	6,519	6,503	6,556
LUMEXA IMAGING INC(6)(8)	First lien senior secured loan	S +	3.00%		12/2032	2,444	2,438	2,457
Medline Borrower, LP(5)	First lien senior secured loan	S +	1.75%		10/2030	4,506	4,502	4,520
Natus Medical Incorporated(6)(8)	First lien senior secured loan	S +	5.25%		07/2029	1,810	1,729	1,801
NSM Top Holdings Corp. (dba National Seating & Mobility)(6)(8)	First lien senior secured loan	S +	4.25%		05/2029	4,951	4,938	4,963
Resonetics, LLC(6)	First lien senior secured loan	S +	2.75%		06/2031	2,671	2,671	2,674
Sharp Services, LLC(6)	First lien senior secured loan	S +	3.00%		09/2032	717	714	719

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	S +	5.25%		02/2028	7,886	7,909	7,709
							55,160	55,198	17.2%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	S +	2.75%		09/2028	1,806	$1,810	$1,813
CHG PPC Parent LLC(5)(8)	First lien senior secured loan	S +	3.00%		12/2028	6,495	6,474	6,511
Concentra(5)	First lien senior secured loan	S +	2.00%		07/2031	2,219	2,219	2,233
Covetrus, Inc.(6)(8)	First lien senior secured loan	S +	5.00%		10/2029	11,951	11,425	11,114
Electron Bidco Inc (dba ExamWorks)(5)	First lien senior secured loan	S +	2.50%		11/2028	1,430	1,430	1,436
Inizio Group Limited (dba UDG Healthcare)(6)(8)	First lien senior secured loan	S +	4.25%		08/2028	6,669	6,644	6,486
LSCS Holdings, Inc.(6)	First lien senior secured loan	S +	4.50%		03/2032	10,642	10,591	10,406
Onex TSG Intermediate Corporation(6)	First lien senior secured loan	S +	3.75%		08/2032	3,618	3,600	3,636
Option Care Health, Inc(5)	First lien senior secured loan	S +	1.75%		09/2032	1,601	1,597	1,609
Pacific Dental Services, LLC(5)	First lien senior secured loan	S +	2.50%		03/2031	7,036	7,036	7,059
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	S +	4.50%		12/2028	2,960	2,864	2,960
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	S +	3.25%		12/2028	7,738	7,472	7,553
Phoenix Guarantor Inc(5)	First lien senior secured loan	S +	2.50%		02/2031	7,110	7,110	7,140
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	S +	2.75%		12/2031	12,423	12,392	12,456
Physician Partners, LLC(6)(8)	First lien senior secured loan	S +	6.00%		12/2029	11,967	9,222	8,657
Select Medical Corp.(5)	First lien senior secured loan	S +	2.00%		12/2031	317	317	316
Soliant Lower Intermediate, LLC (dba Soliant)(7)	First lien senior secured loan	S +	3.75%		07/2031	8,312	8,242	6,670
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	S +	2.50%		12/2030	4,102	4,092	4,116
WCG Intermediate Corp. (f/k/a Da Vinci Purchaser Corp.) (dba WCG)(5)	First lien senior secured loan	S +	3.00%		02/2032	7,691	7,657	7,702
							112,194	109,873	34.3%
Healthcare technology
Certara(5)(8)	First lien senior secured loan	S +	2.75%		06/2031	803	$803	$809
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%		03/2032	3,356	3,324	3,215
Cotiviti, Inc.(5)	First lien senior secured loan	S +	2.75%		05/2031	2,837	2,837	2,722
Ensemble RCM, LLC(6)	First lien senior secured loan	S +	3.00%		08/2029	2,024	2,015	2,033
Imprivata, Inc.(6)	First lien senior secured loan	S +	3.00%		12/2027	5,459	5,459	5,475
IQVIA, Inc.(6)	First lien senior secured loan	S +	1.75%		01/2031	92	92	93
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	S +	2.75%		11/2031	6,590	6,590	6,592
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	S +	2.75%		03/2028	1,673	1,673	1,676
Raven Acquisition Holdings, LLC (dba R1 RCM)(5)	First lien senior secured loan	S +	3.00%		11/2031	7,294	7,263	7,314
Raven Acquisition Holdings, LLC (dba R1 RCM)(6)	First lien senior secured loan	S +	2.25%		04/2031	2,227	2,227	2,233
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	S +	2.50%		12/2031	11,256	11,256	11,238
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(5)(8)	First lien senior secured loan	S +	2.00%		10/2029	3,478	3,478	3,495

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	2.75%		09/2029	6,676	6,660	6,604
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	S +	3.25%		11/2031	3,670	3,654	3,638
							57,331	57,137	17.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	S +	1.75%		10/2032	2,474	$2,462	$2,481
							2,462	2,481	0.8%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	S +	5.50%		08/2029	7,427	7,393	7,047
Dawn Bidco, LLC (dba Dayforce)(5)	First lien senior secured loan	S +	3.00%		10/2032	11,095	11,068	11,055
iSolved, Inc.(5)	First lien senior secured loan	S +	2.75%		10/2030	6,950	6,950	6,961
UKG Inc. (dba Ultimate Software)(6)	First lien senior secured loan	S +	2.50%		02/2031	7,924	7,924	7,927
							33,335	32,990	10.3%
Infrastructure and environmental services
ASP Acuren Holdings, Inc.(5)	First lien senior secured loan	S +	2.75%		07/2031	2,473	$2,470	$2,483
Clean Harbors Inc(5)	First lien senior secured loan	S +	1.50%		09/2032	1,558	1,558	1,571
Geosyntec Consultants, Inc.(5)(8)	First lien senior secured loan	S +	3.00%		07/2031	5,920	5,920	5,950
GFL Environmental Services Inc.(6)	First lien senior secured loan	S +	2.50%		03/2032	6,031	6,024	6,049
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	S +	3.00%		06/2031	4,094	4,090	4,030
							20,062	20,083	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	S +	3.00%		11/2030	4,472	$4,492	$4,463
Acrisure, LLC(5)	First lien senior secured loan	S +	3.25%		06/2032	1,443	1,439	1,442
Alera Group, Inc.(5)	First lien senior secured loan	S +	3.25%		05/2032	3,836	3,818	3,853
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	3,393	3,393	3,400
AmWINS Group, Inc.(5)	First lien senior secured loan	S +	2.25%		01/2032	7,627	7,621	7,646
Ardonagh Midco 3 PLC(6)	First lien senior secured loan	S +	2.75%		02/2031	5,742	5,742	5,724
Baldwin Insurance Group Holdings LLC (dba The Baldwin Group)(6)	First lien senior secured loan	S +	2.50%		05/2031	3,143	3,127	3,132
Broadstreet Partners, Inc.(5)	First lien senior secured loan	S +	2.75%		06/2031	2,946	2,947	2,955
CFC USA 2025 LLC (dba CFC Insurance)(6)	First lien senior secured loan	S +	3.75%		07/2032	2,821	2,793	2,740
Hub International(6)	First lien senior secured loan	S +	2.25%		06/2030	4,697	4,697	4,719
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%		04/2030	4,891	4,890	4,900
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	S +	2.75%		02/2031	7,434	7,433	7,445
IMA Financial Group, Inc.(5)	First lien senior secured loan	S +	3.00%		11/2028	5,181	5,173	5,190
Mitchell International, Inc.(5)	First lien senior secured loan	S +	3.25%		06/2031	3,440	3,431	3,449
Ryan Specialty Group LLC(5)	First lien senior secured loan	S +	2.00%		09/2031	1,824	1,821	1,825
Summit Acquisition Inc. (dba K2 Insurance Services)(5)(8)	First lien senior secured loan	S +	3.50%		10/2031	1,977	1,977	1,987

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
The Liberty Company Insurance Brokers, LLC(6)(8)	First lien senior secured loan	S +	3.75%		10/2032	2,288	2,276	2,293
Trucordia Insurance Holdings, LLC(5)(8)	First lien senior secured loan	S +	3.25%		06/2032	16,459	16,419	16,335
Truist Insurance Holdings, LLC(6)	First lien senior secured loan	S +	2.75%		05/2031	4,153	4,151	4,155
USI, Inc.(6)	First lien senior secured loan	S +	2.25%		09/2030	2,970	2,970	2,974
							90,610	90,627	28.3%
Internet software and services
Avalara, Inc.(6)	First lien senior secured loan	S +	2.75%		03/2032	5,349	$5,349	$5,368
Barracuda Parent, LLC(6)	First lien senior secured loan	S +	4.50%		08/2029	5,441	5,302	4,392
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%		03/2031	9,430	9,430	9,437
Cloud Software Group, Inc.(6)	First lien senior secured loan	S +	3.25%		08/2032	2,290	2,290	2,292
Clover Holdings 2, LLC (dba Cohesity)(5)	First lien senior secured loan	S +	3.96%		12/2031	5,473	5,425	5,468
Dayforce Inc(6)(8)	First lien senior secured loan	S +	2.00%		03/2031	4,121	4,121	4,106
Delta TopCo, Inc. (dba Infoblox, Inc.)(5)	First lien senior secured loan	S +	2.75%		11/2029	12,824	12,765	12,749
Epicor(5)	First lien senior secured loan	S +	2.50%		05/2031	1,298	1,298	1,301
Gen Digital Inc(5)	First lien senior secured loan	S +	1.75%		04/2032	3,411	3,395	3,413
Genesys Cloud Services, Inc.(5)	First lien senior secured loan	S +	2.50%		01/2032	6,465	6,452	6,444
Javelin Buyer, Inc. (dba JAGGAER)(6)	First lien senior secured loan	S +	2.75%		12/2031	5,436	5,436	5,448
KnowBe4, Inc.(6)	First lien senior secured loan	S +	3.75%		07/2032	7,361	7,362	7,357
McAfee Corp.(5)	First lien senior secured loan	S +	3.00%		03/2029	7,331	7,332	6,743
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	S +	4.75%		05/2029	2,980	2,838	1,904
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	S +	3.25%		10/2030	11,287	11,289	11,263
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	S +	3.75%		10/2028	2,014	2,012	1,918
Proofpoint, Inc.(6)	First lien senior secured loan	S +	3.00%		08/2028	8,044	8,010	8,078
Quartz Acquireco, LLC (dba Qualtrics)(6)(8)	First lien senior secured loan	S +	2.25%		06/2030	7,382	7,384	7,364
Sedgwick Claims Management Services, Inc.(5)	First lien senior secured loan	S +	2.50%		07/2031	5,910	5,909	5,927
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	S +	5.00%		05/2028	10,320	10,138	6,592
Sophos Holdings, LLC(5)	First lien senior secured loan	S +	3.50%		03/2027	5,853	5,852	5,852
SS&C(5)	First lien senior secured loan	S +	2.00%		05/2031	5,490	5,488	5,520
Starlight Parent, LLC (dba SolarWinds)(6)	First lien senior secured loan	S +	4.00%		04/2032	7,670	7,457	7,651
Storable, Inc.(5)	First lien senior secured loan	S +	3.25%		04/2031	1,990	2,002	1,998
UST Holdings, Ltd.(5)(8)	First lien senior secured loan	S +	3.00%		11/2028	4,711	4,713	4,723
VERDE PURCHASER LLC (dba Veritiv Corp)(6)	First lien senior secured loan	S +	4.00%		11/2030	7,838	7,818	7,830
Vertiv Group Corp.(5)	First lien senior secured loan	S +	1.75%		08/2032	2,282	2,282	2,292
VIAVI SOLUTIONS INC(6)(8)	First lien senior secured loan	S +	2.50%		10/2032	4,935	4,930	4,960
VIRTUSA CORPORATION(5)	First lien senior secured loan	S +	3.25%		02/2029	3,735	3,738	3,740
VS Buyer LLC (dba Veeam Software)(6)	First lien senior secured loan	S +	2.25%		04/2031	8,957	8,932	8,980
							176,749	171,110	53.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
Investment funds and vehicles
Chicago US MidCo III, LP(5)(8)	First lien senior secured loan	S +	2.50%		11/2032	7,751	$7,732	$7,770
Finco I, LLC(5)	First lien senior secured loan	S +	1.75%		06/2029	1,971	1,971	1,972
Grosvenor(5)	First lien senior secured loan	S +	2.25%		02/2030	2,578	2,578	2,587
							12,281	12,329	3.8%
Leisure and entertainment
Cedar Fair, L.P. (dba Six Flags Entertainment Corp)(5)	First lien senior secured loan	S +	2.00%		05/2031	4,038	$4,018	$3,985
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	S +	1.75%		09/2031	4,267	4,269	4,277
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	S +	2.50%		07/2031	6,468	6,463	6,485
Live Nation Entertainment, Inc.(5)	First lien senior secured loan	S +	2.00%		10/2032	5,925	5,896	5,925
							20,646	20,672	6.5%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(6)	First lien senior secured loan	S +	2.25%		08/2031	5,430	$5,430	$5,451
Altar Bidco, Inc.(5)	First lien senior secured loan	S +	3.10%		02/2029	5,551	5,428	5,485
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	S +	2.75%		09/2032	3,017	3,015	3,022
Columbus McKinnon Corp.(6)(8)	First lien senior secured loan	S +	2.50%		05/2028	397	397	397
DXP Enterprises, Inc.(5)	First lien senior secured loan	S +	3.25%		10/2030	13,098	13,098	13,194
EMRLD Borrower LP (dba Emerson)(6)	First lien senior secured loan	S +	2.25%		05/2030	8,602	8,602	8,619
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	S +	3.25%		11/2032	11,939	11,924	12,005
Filtration Group Corporation(5)	First lien senior secured loan	S +	2.75%		10/2028	6,651	6,651	6,682
Gates Global LLC(5)	First lien senior secured loan	S +	1.75%		11/2029	1,595	1,595	1,598
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)	First lien senior secured loan	S +	4.00%		05/2032	10,243	10,194	10,177
Legence Holdings LLC(5)	First lien senior secured loan	S +	2.25%		12/2031	4,499	4,502	4,525
MADISON IAQ LLC(7)	First lien senior secured loan	S +	2.50%		06/2028	975	975	979
MADISON IAQ LLC(6)	First lien senior secured loan	S +	2.75%		11/2032	11,347	11,346	11,409
Pro Mach Group, Inc.(5)	First lien senior secured loan	S +	2.75%		10/2032	10,295	10,269	10,356
Spectris(6)	First lien senior secured loan	S +	2.75%		09/2032	6,840	6,823	6,866
STS Operating, Inc.(5)	First lien senior secured loan	S +	4.00%		03/2031	10,389	10,352	10,376
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	S +	3.00%		03/2028	11,069	11,074	11,128
							121,675	122,269	38.2%
Pharmaceuticals
Amneal Pharmaceuticals LLC(5)	First lien senior secured loan	S +	3.50%		08/2032	7,094	$7,077	$7,147
Elanco Animal Health Incorporated(5)	First lien senior secured loan	S +	1.75%		10/2032	3,356	3,332	3,360
Fortrea Holdings Inc.(5)(8)	First lien senior secured loan	S +	3.75%		07/2030	5,155	5,166	4,961
Opal US LLC(6)	First lien senior secured loan	S +	3.00%		04/2032	5,810	5,803	5,841
							21,378	21,309	6.7%
Professional services
AlixPartners, LLP(5)	First lien senior secured loan	S +	2.00%		08/2032	2,645	$2,638	$2,647
AmSpec Parent, LLC(6)	First lien senior secured loan	S +	3.50%		12/2031	2,986	2,974	2,986
Apex Group Treasury LLC(6)	First lien senior secured loan	S +	3.50%		02/2032	5,593	5,427	5,248

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

		Interest
Company(1)(3)(4)	Investment	Ref. Rate	Cash	PIK	Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	% of Members’ Equity (10)
API GROUP DE INC(5)	First lien senior secured loan	S +	1.75%		01/2029	2,166	2,166	2,174
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	S +	2.75%		01/2031	3,442	3,437	3,392
Clearwater Analytics, LLC(7)	First lien senior secured loan	S +	2.00%		04/2032	4,237	4,237	4,229
Corporation Service Company(5)	First lien senior secured loan	S +	2.00%		11/2029	5,337	5,337	5,333
Element Materials Technology(6)	First lien senior secured loan	S +	3.67%		06/2029	3,577	3,603	3,600
Element Solutions, Inc.(5)	First lien senior secured loan	S +	1.75%		12/2030	2,797	2,803	2,810
First Advantage Holdings LLC(5)	First lien senior secured loan	S +	2.75%		10/2031	5,661	5,660	5,595
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	S +	3.25%		09/2030	3,689	3,689	3,094
Red Ventures, LLC(5)	First lien senior secured loan	S +	2.75%		03/2030	1,506	1,544	1,443
Skopima Merger Sub Inc.(5)	First lien senior secured loan	S +	3.75%		05/2028	4,993	4,993	4,541
Vistage International, Inc.(6)	First lien senior secured loan	S +	3.75%		07/2029	9,578	9,577	9,530
							58,085	56,622	17.7%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	S +	2.00%		05/2028	3,428	$3,421	$3,229
Charter Communications Operating LLC(6)	First lien senior secured loan	S +	2.25%		12/2031	8,170	8,153	8,175
Cogeco Communications (USA) II L.P.(5)	First lien senior secured loan	S +	2.50%		09/2028	4,379	4,349	4,207
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	S +	3.00%		11/2027	6,113	6,101	5,783
Virgin Media Bristol LLC(7)	First lien senior secured loan	S +	3.18%		03/2031	4,257	4,212	4,212
							26,236	25,606	8.0%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	S +	4.00%		04/2030	11,310	$11,309	$11,362
Echo Global Logistics, Inc.(5)	First lien senior secured loan	S +	3.75%		11/2028	4,575	4,550	4,498
First Student Bidco Inc(6)	First lien senior secured loan	S +	2.50%		08/2030	2,202	2,199	2,208
Genesee & Wyoming Inc.(6)	First lien senior secured loan	S +	1.75%		04/2031	1,392	1,388	1,392
KKR Apple Bidco, LLC(5)	First lien senior secured loan	S +	2.50%		09/2031	8,234	8,215	8,275
NA Rail Hold Co. LLC(6)	First lien senior secured loan	S +	3.00%		03/2032	3,831	3,831	3,856
							31,492	31,591	9.9%

Total Misc.-debt commitments(10)						—	88	102

Total Debt Investments							$1,650,258	$1,626,107	507.6%
Total Investments							$1,650,258	$1,626,107	507.6%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “S”)

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2025
(Amounts in thousands)

(which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2025 was 3.69%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2025 was 3.65%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2025 was 3.57%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
Chicago US MidCo III, LP	First lien senior secured delayed draw term loan	10/2027	$—	$1,151	$—
Citrin Cooperman Advisors LLC	First lien senior secured delayed draw term loan	12/2027	—	672	—
Cohnreznick Advisory LLC	First lien senior secured delayed draw term loan	3/2027	—	734	—
First Eagle Holdings, Inc.	First lien senior secured delayed draw term loan	6/2027	—	1,113	—
Kaman Corporation	First lien senior secured delayed draw term loan	1/2027	131	933	102
Pinnacle Buyer, LLC	First lien senior secured delayed draw term loan	3/2027	—	1,713	—
Pye-Barker Fire & Safety, LLC	First lien senior secured delayed draw term loan	12/2027	—	1,165	—
Raven Acquisition Holdings, LLC (dba R1 RCM)	First lien senior secured delayed draw term loan	10/2026	—	526	—
Savor Acquisition, Inc. (dba Sauer Brands)	First lien senior secured delayed draw term loan	2/2027	—	417	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	213	—
Total Portfolio Company Commitments			$131	$8,637	$102

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Debt Investments
Advertising and media
Project Boost Purchaser, LLC (dba J.D. Power)(5)	First lien senior secured loan	SR +	3.50%	07/2031	$6,276	$6,261	$6,313	1.8%
						6,261	6,313	1.8%
Aerospace and defense
Amentum Government Services Holdings LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	$6,331	$6,316	$6,304	1.8%
American Airlines, Inc.(5)	First lien senior secured loan	SR +	2.75%	02/2028	6,460	6,463	6,485	1.8%
Bleriot US Bidco Inc.(6)	First lien senior secured loan	SR +	2.75%	10/2030	11,010	11,010	11,060	3.1%
Dynasty Acquisition Co., Inc. (dba StandardAero Limited)(5)	First lien senior secured loan	SR +	2.25%	10/2031	5,989	5,982	6,012	1.7%
KBR, Inc(5)	First lien senior secured loan	SR +	2.00%	01/2031	1,873	1,873	1,876	0.5%
Peraton Corp.(5)	First lien senior secured loan	SR +	3.75%	02/2028	11,652	11,487	10,819	3.0%
Signia Aerospace LLC(6)(8)	First lien senior secured loan	SR +	3.00%	11/2031	4,252	4,241	4,241	1.2%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	08/2028	1,970	1,969	1,975	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.75%	03/2030	2,352	2,352	2,359	0.7%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	02/2031	1,984	1,986	1,987	0.6%
Transdigm Inc.(6)	First lien senior secured loan	SR +	2.50%	01/2032	2,095	2,090	2,098	0.6%
United Airlines, Inc.(6)	First lien senior secured loan	SR +	2.00%	02/2031	1,666	1,665	1,669	0.5%
Vertex Aerospace Services Corp. (dba V2X)(5)	First lien senior secured loan	SR +	2.75%	12/2030	4,381	4,379	4,385	1.1%
						61,813	61,270	17.2%
Automotive services
Belron Finance US LLC(6)	First lien senior secured loan	SR +	2.75%	10/2031	$8,229	$8,209	$8,296	2.3%
Mister Car Wash Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	03/2031	4,133	4,133	4,148	1.2%
PAI Holdco, Inc.(6)	First lien senior secured loan	SR +	3.75%	10/2027	6,494	6,170	5,469	1.5%
Wand Newco 3, Inc. (dba Caliber )(5)	First lien senior secured loan	SR +	3.25%	01/2031	1,289	1,289	1,293	0.4%
						19,801	19,206	5.4%
Buildings and real estate
American Builders & Contractors Supply Co., Inc.(5)	First lien senior secured loan	SR +	1.75%	01/2031	$1,009	$1,010	$1,013	0.3%
American Residential Services, LLC(5)	First lien senior secured loan	SR +	3.50%	10/2027	7,575	7,560	7,632	2.1%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
ARCOSA INC(5)	First lien senior secured loan	SR +	2.25%	08/2031	2,521	2,521	2,538	0.7%
Construction Partners, Inc.(5)	First lien senior secured loan	SR +	2.50%	11/2031	1,956	1,951	1,962	0.6%
Core & Main LP(5)	First lien senior secured loan	SR +	2.00%	02/2031	4,051	4,051	4,059	1.1%
CPG International LLC(5)	First lien senior secured loan	SR +	2.00%	09/2031	4,115	4,105	4,125	1.2%
Cushman & Wakefield U.S. Borrower, LLC(5)	First lien senior secured loan	SR +	3.25%	01/2030	10,973	10,977	11,087	3.1%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	6.25%	01/2029	2,330	2,184	2,283	0.6%
Dodge Construction Network LLC(6)(8)	First lien senior secured loan	SR +	4.75%	02/2029	3,231	2,890	2,585	0.7%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	05/2030	8,865	8,857	8,892	2.5%
EMRLD Borrower LP (dba Emerson Climate Technologies, Inc.)(6)	First lien senior secured loan	SR +	2.50%	08/2031	1,579	1,575	1,583	0.4%
Greystar Real Estate Partners, LLC (dba Greystar)(5)	First lien senior secured loan	SR +	2.75%	08/2030	7,903	7,903	7,942	2.2%
MIWD Holdco II LLC(5)	First lien senior secured loan	SR +	3.00%	03/2031	8,671	8,671	8,745	2.5%
Quikrete Holdings, Inc.(5)	First lien senior secured loan	SR +	2.50%	04/2031	2,639	2,636	2,636	0.7%
RealPage, Inc.(6)	First lien senior secured loan	SR +	3.00%	04/2028	13,299	12,828	13,270	3.9%
Wrench Group LLC(6)	First lien senior secured loan	SR +	4.00%	10/2028	13,560	13,550	12,988	3.6%
						93,269	93,340	26.2%
Business services
Boxer Parent Company Inc. (f/k/a BMC)(6)	First lien senior secured loan	SR +	3.75%	07/2031	$16,218	$16,180	$16,338	4.6%
BrightView Landscapes, LLC(6)	First lien senior secured loan	SR +	2.50%	04/2029	6,519	6,511	6,544	1.8%
Brown Group Holdings, LLC(5)	First lien senior secured loan	SR +	2.50%	07/2031	9,460	9,445	9,484	2.7%
IDEMIA Group SAS(6)(8)	First lien senior secured loan	SR +	4.25%	09/2028	7,938	7,965	8,017	2.3%
Madison Safety & Flow LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	3,543	3,535	3,567	1.0%
MKS Instruments, Inc.(5)	First lien senior secured loan	SR +	2.25%	08/2029	2,001	2,005	2,004	0.6%
NVENT ELEC PUB LTD CO (dba Nvent Thermal LLC)(6)	First lien senior secured loan	SR +	3.50%	09/2031	8,250	8,210	8,330	2.3%
Plano HoldCo, Inc. (dba Perficient)(6)(8)	First lien senior secured loan	SR +	3.50%	10/2031	8,435	8,393	8,498	2.4%
POLARIS PURCHASER, INC. (dba Plusgrade)(6)(8)	First lien senior secured loan	SR +	4.00%	03/2031	10,016	10,016	10,066	2.8%
Sitel Worldwide Corp.(5)	First lien senior secured loan	SR +	3.75%	08/2028	6,868	6,789	4,584	1.3%
Vestis Corp(6)	First lien senior secured loan	SR +	2.25%	02/2031	2,138	2,133	2,139	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
VM Consolidated, Inc.(5)	First lien senior secured loan	SR +	2.25%	03/2028	2,080	2,080	2,087	0.6%
XPLOR T1, LLC(6)(8)	First lien senior secured loan	SR +	3.50%	06/2031	6,733	6,733	6,784	1.8%
						89,995	88,442	24.8%
Chemicals
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)(8)	First lien senior secured loan	SR +	4.75%	11/2027	$2,940	$2,807	$2,940	0.8%
Advancion Holdings, LLC (fka Aruba Investments Holdings, LLC)(5)	First lien senior secured loan	SR +	4.00%	11/2027	4,454	4,426	4,454	1.3%
H.B. Fuller Company(5)	First lien senior secured loan	SR +	2.00%	02/2030	988	987	993	0.3%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.25%	02/2030	6,431	6,387	6,455	1.8%
Ineos US Finance LLC(5)	First lien senior secured loan	SR +	3.75%	02/2031	7,463	7,462	7,514	2.1%
Ineos US Petrochem LLC(5)	First lien senior secured loan	SR +	3.75%	03/2030	8,420	8,384	8,425	2.4%
Nouryon Finance B.V.(6)	First lien senior secured loan	SR +	3.25%	04/2028	10,691	10,691	10,765	3.0%
Potters(5)	First lien senior secured loan	SR +	3.75%	12/2027	2,980	2,989	3,005	0.8%
Windsor Holdings III LLC(5)	First lien senior secured loan	SR +	3.50%	08/2030	11,629	11,629	11,751	3.3%
						55,762	56,302	15.8%
Consumer products
BEP Intermediate Holdco, LLC (dba Buyers Edge Platform)(5)	First lien senior secured loan	SR +	3.25%	04/2031	$5,923	$5,923	$5,956	1.7%
Flexera(6)	First lien senior secured loan	SR +	3.00%	03/2028	439	439	442	0.1%
						6,362	6,398	1.8%
Containers and packaging
Anchor Packaging, LLC(5)	First lien senior secured loan	SR +	3.25%	07/2029	$6,706	$6,706	$6,735	1.9%
Berlin Packaging(6)	First lien senior secured loan	SR +	3.50%	06/2031	9,794	9,794	9,843	2.8%
BW Holding, Inc.(6)	First lien senior secured loan	SR +	4.00%	12/2028	7,610	7,522	6,760	1.9%
Charter NEX US, Inc.(5)	First lien senior secured loan	SR +	3.00%	12/2029	1,776	1,777	1,784	0.5%
Plaze, Inc.(5)	First lien senior secured loan	SR +	3.75%	08/2026	6,789	6,675	6,151	1.7%
Pregis Topco LLC(5)	First lien senior secured loan	SR +	4.00%	07/2026	5,938	5,922	5,967	1.7%
ProAmpac PG Borrower LLC(6)	First lien senior secured loan	SR +	4.00%	09/2028	12,130	12,132	12,154	3.4%
Ring Container Technologies Group, LLC(5)	First lien senior secured loan	SR +	2.75%	08/2028	7,838	7,838	7,850	2.2%
SupplyOne, Inc.(5)	First lien senior secured loan	SR +	3.75%	04/2031	8,297	8,297	8,354	2.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Tricorbraun Holdings, Inc.(5)	First lien senior secured loan	SR +	3.25%	03/2028	15,721	15,331	15,696	4.4%
						81,994	81,294	22.8%
Distribution
AI Aqua Merger Sub, Inc. (dba Culligan)(5)	First lien senior secured loan	SR +	3.50%	07/2028	$8,010	$8,000	$8,010	2.2%
Aramsco, Inc.(6)(8)	First lien senior secured loan	SR +	4.75%	10/2030	8,649	8,498	8,000	2.2%
BCPE Empire Holdings, Inc. (dba Imperial-Dade)(5)	First lien senior secured loan	SR +	3.50%	12/2028	13,893	13,893	13,951	3.9%
Dealer Tire Financial, LLC(5)	First lien senior secured loan	SR +	3.50%	07/2031	10,863	10,863	10,863	3.1%
Foundation Building Materials, Inc.(6)	First lien senior secured loan	SR +	4.00%	01/2031	8,849	8,837	8,698	2.4%
Paint Intermediate III LLC (dba Wesco Group)(6)	First lien senior secured loan	SR +	3.00%	09/2031	6,462	6,430	6,486	1.8%
White Cap Supply Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2029	15,443	15,388	15,455	4.5%
						71,909	71,463	20.1%
Education
Ellucian Holdings Inc. (f/k/a Sophia, L.P.)(5)	First lien senior secured loan	SR +	3.00%	10/2029	$7,317	$7,319	$7,359	2.1%
Renaissance Learning, Inc.(5)	First lien senior secured loan	SR +	4.00%	04/2030	12,368	12,368	12,328	3.5%
Spring Education Group, Inc. (fka SSH Group Holdings, Inc.)(6)	First lien senior secured loan	SR +	4.00%	10/2030	8,576	8,547	8,619	2.3%
						28,234	28,306	7.9%
Energy equipment and services
AMG Advanced Metallurgical Group N.V(5)	First lien senior secured loan	SR +	3.50%	11/2028	$3,395	$3,394	$3,387	1.0%
AZZ Inc.(5)	First lien senior secured loan	SR +	2.50%	05/2029	11,642	11,659	11,673	3.3%
Brookfield WEC Holdings Inc.(5)	First lien senior secured loan	SR +	2.25%	01/2031	4,665	4,665	4,664	1.3%
Calpine Construction Finance Company(5)	First lien senior secured loan	SR +	2.00%	07/2030	4,925	4,909	4,910	1.4%
Calpine Corporation(5)	First lien senior secured loan	SR +	1.75%	01/2031	5,381	5,366	5,362	1.5%
Calpine Corporation(6)	First lien senior secured loan	SR +	1.75%	02/2032	2,832	2,821	2,820	0.8%
Fleet U.S. Bidco Inc.(7)	First lien senior secured loan	SR +	2.75%	02/2031	10,171	10,168	10,222	2.9%
Pike Corp.(5)	First lien senior secured loan	SR +	3.00%	01/2028	4,300	4,282	4,329	1.1%
						47,264	47,367	13.3%
Financial services
AllSpring Buyer(6)	First lien senior secured loan	SR +	3.00%	11/2030	$3,405	$3,403	$3,406	1.0%
Ascensus Holdings, Inc.(5)(8)	First lien senior secured loan	SR +	3.00%	08/2028	2,969	2,969	2,991	0.8%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
BCPE Pequod Buyer, Inc. (dba Envestnet)(5)	First lien senior secured loan	SR +	3.50%	11/2031	10,068	10,018	10,141	2.8%
Boost Newco Borrower, LLC (dba WorldPay)(6)	First lien senior secured loan	SR +	2.50%	01/2031	11,970	11,970	12,018	3.4%
Chrysaor Bidco s.à r.l. (dba AlterDomus)(5)	First lien senior secured loan	SR +	3.50%	05/2031	4,112	4,112	4,140	1.2%
Citadel Securities, LP(5)	First lien senior secured loan	SR +	2.00%	10/2031	5,681	5,681	5,694	1.6%
Citco Funding LLC(7)	First lien senior secured loan	SR +	2.75%	04/2028	9,289	9,269	9,354	2.6%
Creative Planning, LLC(5)	First lien senior secured loan	SR +	2.00%	05/2031	5,922	5,908	5,905	1.7%
Deerfield Dakota Holdings(6)	First lien senior secured loan	SR +	3.75%	04/2027	14,197	13,961	13,861	3.9%
Focus Financial Partners, LLC(5)	First lien senior secured loan	SR +	3.25%	09/2031	8,026	8,006	8,093	2.3%
Grant Thornton Advisors LLC(5)	First lien senior secured loan	SR +	3.25%	05/2031	1,881	1,881	1,879	0.5%
Grant Thornton Advisors LLC(6)	First lien senior secured loan	SR +	2.75%	06/2031	2,153	2,153	2,151	0.6%
Guggenheim Partners Investment Management Holdings, LLC(6)	First lien senior secured loan	SR +	2.50%	11/2031	9,518	9,483	9,542	2.7%
Harbourvest Partners, L.P.(6)(8)	First lien senior secured loan	SR +	2.25%	04/2030	1,811	1,811	1,811	0.5%
Jane Street Group, LLC(5)	First lien senior secured loan	SR +	2.00%	12/2031	7,655	7,636	7,622	2.1%
Janus International Group, LLC(5)	First lien senior secured loan	SR +	2.50%	08/2030	5,740	5,732	5,754	1.6%
Kestra Advisor Services Holdings A Inc(7)	First lien senior secured loan	SR +	4.00%	03/2031	7,553	7,552	7,553	2.1%
MARINER WEALTH ADVISORS, LLC(6)	First lien senior secured loan	SR +	2.75%	08/2028	3,181	3,182	3,181	0.9%
NEON MAPLE US DEBT MERGERSUB Inc(5)	First lien senior secured loan	SR +	3.00%	11/2031	8,162	8,132	8,169	2.3%
OneDigital Borrower LLC(5)	First lien senior secured loan	SR +	3.25%	07/2031	12,976	12,938	12,993	3.6%
Orion Advisor Solutions Inc(6)	First lien senior secured loan	SR +	3.75%	09/2030	6,637	6,588	6,692	1.9%
PUSHPAY USA INC(6)(8)	First lien senior secured loan	SR +	4.50%	08/2031	5,714	5,659	5,743	1.6%
Saphilux S.a.r.L. (dba IQ-EQ)(7)	First lien senior secured loan	SR +	3.50%	07/2028	13,448	13,453	13,532	3.8%
Teneo Holdings LLC(5)	First lien senior secured loan	SR +	4.75%	03/2031	4,304	4,263	4,338	1.3%
TMF Sapphire Bidco B.V.(6)	First lien senior secured loan	SR +	3.50%	05/2028	2,475	2,475	2,498	0.7%
						168,235	169,061	47.5%
Food and beverage
1011778 BC / NEW RED FIN (dba Restaurant Brands)(5)	First lien senior secured loan	SR +	1.75%	09/2030	$4,859	$4,865	$4,829	1.4%
Aspire Bakeries Holdings, LLC(5)	First lien senior secured loan	SR +	4.25%	12/2030	6,812	6,759	6,863	1.9%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Balrog Acquisition, Inc. (dba Bakemark)(6)	First lien senior secured loan	SR +	4.00%	09/2028	10,763	10,669	10,779	3.0%
Fiesta Purchaser, Inc. (dba Shearer's Foods)(5)	First lien senior secured loan	SR +	3.25%	02/2031	7,903	7,902	7,901	2.2%
FRONERI US INC(5)	First lien senior secured loan	SR +	2.00%	09/2031	3,411	3,404	3,411	1.0%
Pegasus BidCo B.V.(6)	First lien senior secured loan	SR +	3.25%	07/2029	11,671	11,671	11,765	3.3%
Simply Good Foods USA, Inc.(5)	First lien senior secured loan	SR +	2.50%	03/2027	4,159	4,149	4,187	1.2%
Utz Quality Foods, LLC(5)	First lien senior secured loan	SR +	2.75%	01/2028	2,888	2,888	2,892	0.8%
Whatabrands LLC (dba Whataburger Restaurants LLC)(5)	First lien senior secured loan	SR +	2.50%	08/2028	1,486	1,486	1,488	0.4%
						53,793	54,115	15.2%
Healthcare equipment and services
Agiliti Health(6)	First lien senior secured loan	SR +	3.00%	05/2030	$4,816	$4,782	$4,720	1.3%
Azalea TopCo, Inc. (dba Press Ganey)(6)	First lien senior secured loan	SR +	3.25%	04/2031	8,514	8,514	8,530	2.4%
Confluent Medical Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	02/2029	9,566	9,566	9,602	2.7%
Curium BidCo S.A.R.L (dba Curium Pharma)(6)	First lien senior secured loan	SR +	3.50%	07/2029	8,446	8,445	8,525	2.4%
Dermatology Intermediate Holdings III, Inc.(6)	First lien senior secured loan	SR +	4.25%	03/2029	13,775	13,641	13,261	3.7%
Medline Borrower, LP(5)	First lien senior secured loan	SR +	2.25%	10/2028	6,568	6,568	6,586	1.8%
Natus Medical Incorporated(5)(8)	First lien senior secured loan	SR +	5.50%	07/2029	4,410	4,169	4,300	1.2%
Nexstar Broadcasting, Inc.(5)	First lien senior secured loan	SR +	2.50%	09/2026	2,283	2,288	2,289	0.6%
Resonetics, LLC(6)	First lien senior secured loan	SR +	3.25%	06/2031	11,043	11,043	11,102	3.1%
Zest Acquisition Corp.(6)(8)	First lien senior secured loan	SR +	5.25%	02/2028	10,336	10,338	10,439	3.1%
						79,354	79,354	22.3%
Healthcare providers and services
CHG Healthcare Services, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2028	$1,987	$1,990	$2,002	0.6%
CHG PPC Parent LLC(5)	First lien senior secured loan	SR +	3.00%	12/2028	5,055	5,020	5,078	1.4%
Concentra(5)	First lien senior secured loan	SR +	2.25%	07/2031	2,802	2,799	2,816	0.8%
Covetrus, Inc.(6)	First lien senior secured loan	SR +	5.00%	10/2029	9,334	8,904	8,955	2.5%
Electron Bidco Inc (dba ExamWorks)(6)	First lien senior secured loan	SR +	2.75%	11/2028	1,441	1,441	1,445	0.4%
HAH Group Holding Company LLC (dba Help at Home)(5)	First lien senior secured loan	SR +	5.00%	09/2031	7,085	6,981	7,076	2.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Inception Finco S.à.r.l (dba IVI RMA)(6)	First lien senior secured loan	SR +	4.50%	04/2031	5,544	5,517	5,578	1.6%
Inizio Group Limited (dba UDG Healthcare)(6)	First lien senior secured loan	SR +	4.25%	08/2028	6,546	6,512	6,456	1.8%
LSCS Holdings, Inc.(5)	First lien senior secured loan	SR +	4.50%	12/2028	11,252	11,084	11,309	3.2%
Pacific Dental Services, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2031	5,484	5,486	5,516	1.5%
Pediatric Associates Holding Company, LLC(6)(8)	First lien senior secured loan	SR +	4.50%	12/2028	2,990	2,866	2,990	0.8%
Pediatric Associates Holding Company, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2028	10,685	10,309	10,370	2.9%
Phoenix Guarantor Inc(5)	First lien senior secured loan	SR +	2.50%	02/2031	9,182	9,182	9,206	2.6%
Phoenix Newco, Inc. (dba Parexel)(5)	First lien senior secured loan	SR +	3.00%	11/2028	5,014	5,006	5,043	1.4%
Physician Partners, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	12/2028	11,729	11,272	7,800	2.2%
Select Medical Corp.(5)	First lien senior secured loan	SR +	2.00%	12/2031	532	531	533	0.1%
Soliant Lower Intermediate, LLC (dba Soliant)(5)	First lien senior secured loan	SR +	3.75%	07/2031	8,252	8,172	8,170	2.3%
Surgery Center Holdings, Inc.(5)	First lien senior secured loan	SR +	2.75%	12/2030	3,390	3,390	3,413	1.0%
						106,462	103,756	29.1%
Healthcare technology
Bracket Intermediate Holding Corp.(6)	First lien senior secured loan	SR +	4.25%	05/2028	$9,737	$9,736	$9,810	2.8%
Certara(5)	First lien senior secured loan	SR +	3.00%	06/2031	811	809	811	0.2%
Cotiviti, Inc.(5)	First lien senior secured loan	SR +	3.00%	05/2031	7,278	7,278	7,310	2.2%
Ensemble RCM, LLC(6)	First lien senior secured loan	SR +	3.00%	08/2029	10,370	10,307	10,436	2.9%
Imprivata, Inc.(6)	First lien senior secured loan	SR +	3.50%	09/2027	12,621	12,613	12,685	3.6%
IQVIA, Inc.(6)	First lien senior secured loan	SR +	2.00%	01/2031	242	242	243	0.1%
PointClickCare Technologies, Inc.(6)	First lien senior secured loan	SR +	3.25%	11/2031	6,036	6,021	6,066	1.7%
Project Ruby Ultimate Parent Corp. (dba Wellsky)(5)	First lien senior secured loan	SR +	3.00%	03/2028	5,425	5,425	5,444	1.5%
R1 RCM Inc.(6)	First lien senior secured loan	SR +	2.25%	04/2031	2,471	2,471	2,481	0.7%
Raven Acquisition Holdings, LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	9,745	9,697	9,760	2.7%
Southern Veterinary Partners, LLC(6)	First lien senior secured loan	SR +	3.25%	12/2031	10,441	10,390	10,503	2.9%
Waystar Technologies, Inc. (F/K/A Navicure, Inc.)(6)	First lien senior secured loan	SR +	2.75%	10/2029	4,636	4,636	4,649	1.3%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	2.75%	09/2029	10,025	9,990	10,031	2.8%
Zelis Cost Management Buyer, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2031	5,124	5,099	5,136	1.4%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
						94,714	95,365	26.8%
Household products
Samsonite International S.A.(5)	First lien senior secured loan	SR +	2.00%	06/2030	$988	$985	$990	0.3%
						985	990	0.3%
Human resource support services
AQ Carver Buyer, Inc. (dba CoAdvantage)(6)	First lien senior secured loan	SR +	5.50%	08/2029	$7,503	$7,463	$7,485	2.1%
Cast & Crew Payroll, LLC(5)	First lien senior secured loan	SR +	3.75%	12/2028	6,954	6,943	6,729	1.9%
iSolved, Inc.(5)	First lien senior secured loan	SR +	3.25%	10/2030	6,406	6,405	6,478	1.8%
UKG Inc. (dba Ultimate Software)(5)	First lien senior secured loan	SR +	3.00%	02/2031	7,495	7,492	7,543	2.1%
						28,303	28,235	7.9%
Infrastructure and environmental services
ASP ACUREN HOLDINGS, INC.(5)	First lien senior secured loan	SR +	3.50%	07/2031	$3,280	$3,280	$3,298	0.9%
Geosyntec Consultants, Inc.(5)	First lien senior secured loan	SR +	3.75%	07/2031	9,469	9,423	9,528	2.7%
Gulfside Supply, Inc. (dba Gulfeagle Supply)(6)	First lien senior secured loan	SR +	3.00%	06/2031	2,833	2,827	2,842	0.8%
Madison IAQ, LLC(7)	First lien senior secured loan	SR +	2.75%	06/2028	983	978	985	0.3%
Osmose Utilities Services, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2028	5,789	5,495	5,792	1.6%
						22,003	22,445	6.3%
Insurance
Acrisure, LLC(5)	First lien senior secured loan	SR +	3.00%	11/2030	$12,722	$12,721	$12,718	3.6%
Alliant Holdings Intermediate LLC(5)	First lien senior secured loan	SR +	2.75%	09/2031	2,349	2,343	2,352	0.7%
Ardonagh Midco 3 PLC(6)(8)	First lien senior secured loan	SR +	3.75%	02/2031	13,730	13,662	13,798	3.9%
AssuredPartners, Inc.(5)	First lien senior secured loan	SR +	3.50%	02/2031	7,009	6,994	7,018	2.0%
Broadstreet Partners, Inc.(5)	First lien senior secured loan	SR +	3.00%	06/2031	6,124	6,123	6,139	1.7%
Hub International(5)	First lien senior secured loan	SR +	2.75%	06/2030	2,978	2,978	2,992	0.8%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.50%	04/2030	5,270	5,269	5,301	1.5%
Hyperion Refinance S.à r.l (dba Howden Group)(5)	First lien senior secured loan	SR +	3.00%	02/2031	10,495	10,495	10,555	3.0%
IMA Financial Group, Inc.(5)	First lien senior secured loan	SR +	3.00%	11/2028	7,155	7,155	7,155	2.0%
Mitchell International, Inc.(5)	First lien senior secured loan	SR +	3.25%	06/2031	4,988	4,963	4,984	1.4%
Ryan Specialty Group LLC(5)	First lien senior secured loan	SR +	2.25%	09/2031	1,843	1,838	1,847	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Summit Acquisition Inc. (dba K2 Insurance Services)(6)(8)	First lien senior secured loan	SR +	3.75%	10/2031	2,292	2,280	2,280	0.7%
USI, Inc.(6)	First lien senior secured loan	SR +	2.25%	09/2030	6,819	6,819	6,801	1.7%
						83,640	83,940	23.6%
Internet software and services
Applied Systems, Inc.(6)	First lien senior secured loan	SR +	3.00%	02/2031	$995	$1,000	$1,004	0.3%
Barracuda Networks, Inc.(6)	First lien senior secured loan	SR +	4.50%	08/2029	5,497	5,321	5,072	1.4%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.50%	03/2029	3,686	3,686	3,694	1.0%
Cloud Software Group, Inc.(6)	First lien senior secured loan	SR +	3.75%	03/2031	9,501	9,501	9,521	2.7%
Clover Holdings 2, LLC(6)(8)	First lien senior secured loan	SR +	4.00%	11/2031	5,500	5,446	5,445	1.5%
Dayforce Inc(6)	First lien senior secured loan	SR +	2.50%	03/2031	7,646	7,630	7,684	2.2%
Delta TopCo, Inc. (dba Infoblox, Inc.)(6)	First lien senior secured loan	SR +	3.50%	11/2029	4,690	4,680	4,724	1.3%
E2open, LLC(5)	First lien senior secured loan	SR +	3.50%	02/2028	8,254	8,178	8,285	2.3%
Epicor(5)	First lien senior secured loan	SR +	2.75%	05/2031	1,311	1,311	1,319	0.4%
HomeServe USA Holding Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	3,969	3,968	3,968	1.1%
Infinite Bidco LLC(6)	First lien senior secured loan	SR +	3.75%	03/2028	5,017	4,903	4,967	1.4%
Javelin Buyer, Inc.(6)	First lien senior secured loan	SR +	3.25%	10/2031	4,475	4,464	4,505	1.3%
McAfee Corp.(5)	First lien senior secured loan	SR +	3.00%	03/2029	9,965	9,965	9,953	2.8%
MeridianLink, Inc.(6)	First lien senior secured loan	SR +	2.75%	11/2028	4,783	4,783	4,806	1.3%
Mitnick Corporate Purchaser, Inc.(6)	First lien senior secured loan	SR +	4.50%	05/2029	7,802	7,414	7,239	2.0%
Project Alpha Intermediate Holding, Inc. (dba Qlik)(6)	First lien senior secured loan	SR +	3.25%	10/2030	14,384	14,376	14,468	4.1%
Project Sky Merger Sub, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2028	6,707	6,688	6,680	1.9%
Proofpoint, Inc.(5)	First lien senior secured loan	SR +	3.00%	08/2028	3,798	3,798	3,813	1.1%
Quartz Acquireco, LLC (dba Qualtrics)(6)	First lien senior secured loan	SR +	2.75%	06/2030	8,942	8,942	8,986	2.5%
Sedgwick Claims Management Services, Inc.(6)	First lien senior secured loan	SR +	3.00%	07/2031	12,061	12,032	12,121	3.4%
SONICWALL US Holdings, Inc.(6)	First lien senior secured loan	SR +	5.00%	05/2028	10,425	10,171	10,399	2.9%
Sophos Holdings, LLC(5)	First lien senior secured loan	SR +	3.50%	03/2027	7,415	7,363	7,456	2.1%
SS&C(5)	First lien senior secured loan	SR +	2.00%	05/2031	896	896	899	0.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
The Dun & Bradstreet Corporation(5)	First lien senior secured loan	SR +	2.25%	01/2029	4,741	4,741	4,742	1.3%
UST Holdings, Ltd.(5)	First lien senior secured loan	SR +	3.00%	11/2028	3,858	3,858	3,868	1.1%
Vertiv Group Corp.(6)	First lien senior secured loan	SR +	4.50%	11/2030	5,456	5,428	5,468	1.5%
Vertiv Group Corp.(5)	First lien senior secured loan	SR +	1.75%	03/2027	514	514	514	0.1%
VIRTUSA CORPORATION(5)	First lien senior secured loan	SR +	3.25%	02/2029	2,365	2,365	2,379	0.7%
VS Buyer LLC (dba Veeam Software)(5)	First lien senior secured loan	SR +	2.75%	04/2031	10,028	10,028	10,091	2.8%
Webpros Luxembourg Sarl(5)	First lien senior secured loan	SR +	4.00%	03/2031	6,806	6,790	6,853	2.0%
						180,240	180,923	50.8%
Investment funds and vehicle
Finco I, LLC(5)	First lien senior secured loan	SR +	2.25%	06/2029	$7,280	$7,280	$7,300	2.0%
First Eagle Investments Management LLC(6)	First lien senior secured loan	SR +	3.00%	03/2029	8,688	8,590	8,696	2.4%
Grosvenor(5)	First lien senior secured loan	SR +	2.25%	02/2030	3,949	3,949	3,962	1.2%
						19,819	19,958	5.6%
Leisure and entertainment
Delta 2 (Lux) SARL (dba Formula One)(6)	First lien senior secured loan	SR +	2.00%	09/2031	$2,444	$2,444	$2,448	0.7%
GBT US III LLC (dba Global Business Travel Group, Inc.)(6)	First lien senior secured loan	SR +	3.00%	07/2031	5,028	5,017	5,047	1.4%
Pretzel Parent, Inc.(5)	First lien senior secured loan	SR +	4.50%	08/2031	4,500	4,434	4,528	1.3%
						11,895	12,023	3.4%
Manufacturing
ALLIANCE LAUNDRY SYSTEMS LLC(5)	First lien senior secured loan	SR +	3.50%	08/2031	$10,254	$10,205	$10,311	2.9%
Altar Bidco, Inc.(5)	First lien senior secured loan	SR +	3.10%	02/2029	4,667	4,510	4,654	1.3%
Chariot Buyer LLC (dba Chamberlain Group)(5)	First lien senior secured loan	SR +	3.25%	11/2028	4,064	4,064	4,084	1.1%
Columbus McKinnon Corp.(7)(8)	First lien senior secured loan	SR +	2.50%	05/2028	412	412	414	0.1%
Crown Equipment Corporation(5)	First lien senior secured loan	SR +	2.50%	10/2/2031	2,672	2,659	2,685	0.8%
DXP Enterprises, Inc.(5)	First lien senior secured loan	SR +	3.75%	10/2030	12,592	12,592	12,723	3.6%
Engineered Machinery Holdings, Inc. (dba Duravant)(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,420	11,352	11,484	3.2%
Filtration Group Corporation(5)	First lien senior secured loan	SR +	3.50%	10/2028	6,674	6,671	6,719	1.9%
Gates Global LLC(5)	First lien senior secured loan	SR +	1.75%	11/2029	1,965	1,965	1,967	0.6%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Gloves Buyer, Inc. (dba Protective Industrial Products)(5)(8)	First lien senior secured loan	SR +	4.00%	12/2027	2,985	2,978	2,985	0.8%
Pro Mach Group, Inc.(5)	First lien senior secured loan	SR +	3.50%	08/2028	5,978	5,985	6,022	1.7%
Refficiency Holdings, LLC (dba Legence)(5)	First lien senior secured loan	SR +	3.50%	12/2027	12,653	12,632	12,691	3.6%
STS Operating, Inc.(5)	First lien senior secured loan	SR +	4.00%	03/2031	10,495	10,451	10,516	3.0%
Watlow Electric Manufacturing Company(6)	First lien senior secured loan	SR +	3.50%	03/2028	11,371	11,384	11,482	3.1%
Zekelman Industries Inc. (dba Zekelman Industries)(5)	First lien senior secured loan	SR +	2.25%	01/2031	6,666	6,653	6,668	1.9%
						104,513	105,405	29.6%
Pharmaceuticals
Fortrea Holdings Inc.(7)	First lien senior secured loan	SR +	3.75%	07/2030	$5,155	$5,169	$5,193	1.5%
						5,169	5,193	1.5%
Professional services
AmSpec Parent, LLC(6)(8)	First lien senior secured loan	SR +	4.25%	12/2031	$2,600	$2,587	$2,587	0.7%
Apex Group Treasury LLC(7)	First lien senior secured loan	SR +	3.75%	07/2028	2,843	2,794	2,867	0.8%
Apex Group Treasury LLC(6)	First lien senior secured loan	SR +	4.00%	07/2028	9,154	9,175	9,227	2.6%
Arsenal AIC Parent, LLC (dba Arconic)(5)	First lien senior secured loan	SR +	3.25%	08/2030	7,166	7,166	7,218	2.0%
Camelot U.S. Acquisition 1 Co.(5)	First lien senior secured loan	SR +	2.75%	01/2031	3,442	3,435	3,436	1.0%
Corporation Service Company(5)	First lien senior secured loan	SR +	2.50%	11/2029	1,572	1,572	1,579	0.4%
Element Solutions, Inc.(5)	First lien senior secured loan	SR +	1.75%	12/2030	990	988	991	0.3%
First Advantage Holdings LLC(5)	First lien senior secured loan	SR +	3.25%	10/2031	4,240	4,219	4,281	1.2%
Genuine Financial Holdings, LLC(5)	First lien senior secured loan	SR +	4.00%	09/2030	3,726	3,701	3,764	1.1%
Red Ventures, LLC(5)	First lien senior secured loan	SR +	2.75%	03/2030	5,142	5,231	5,156	1.4%
Skopima Merger Sub Inc.(6)	First lien senior secured loan	SR +	3.75%	05/2028	11,408	11,408	11,436	3.2%
Sovos Compliance, LLC(5)	First lien senior secured loan	SR +	4.50%	08/2028	13,303	13,027	13,383	3.8%
Thevelia (US) LLC (dba Tricor)(6)	First lien senior secured loan	SR +	3.25%	06/2029	6,601	6,602	6,634	1.9%
Vistage International, Inc.(6)	First lien senior secured loan	SR +	4.75%	07/2029	9,677	9,556	9,671	2.7%
						81,461	82,230	23.1%
Telecommunications
Cable One, Inc.(5)	First lien senior secured loan	SR +	2.00%	05/2028	$4,730	$4,719	$4,635	1.3%
Charter Communications Operating LLC(6)	First lien senior secured loan	SR +	2.25%	12/2031	8,253	8,233	8,229	2.3%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Company(1)(3)(4)	Investment	Interest		Maturity Date	Par / Units	Amortized Cost(2)	Fair Value	Percentage of Members’ Equity (9)
Ciena Corp.(5)	First lien senior secured loan	SR +	2.00%	10/2030	990	989	992	0.3%
Cogeco Communications (USA) II L.P.(7)	First lien senior secured loan	SR +	2.50%	09/2028	4,424	4,384	4,393	1.2%
Eagle Broadband Investments, LLC (dba Mega Broadband Investments)(6)	First lien senior secured loan	SR +	2.75%	11/2027	2,894	2,887	2,896	0.8%
						21,212	21,145	5.9%
Transportation
AIT Worldwide Logistics Holdings, Inc.(6)	First lien senior secured loan	SR +	4.75%	04/2030	$11,424	$11,389	$11,492	3.2%
Echo Global Logistics, Inc.(5)	First lien senior secured loan	SR +	3.75%	11/2028	6,585	6,527	6,482	1.8%
KKR Apple Bidco, LLC(5)	First lien senior secured loan	SR +	3.50%	09/2028	5,161	5,173	5,190	1.5%
						23,089	23,164	6.5%

Total Debt Investments						$1,647,551	$1,647,003	462.5%
Total misc. debt commitments(10)						$(8)	$—	—%
Total Investments						$1,647,543	$1,647,003	462.5%

(1)Unless otherwise indicated, OCIC SLF’s investments are pledged as collateral supporting the amounts outstanding under OCIC SLF's Debt Facilities.
(2)The amortized cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on debt investments using the effective interest method.
(3)Unless otherwise indicated, all investments are considered Level 2 investments.
(4)Unless otherwise indicated, loan contains a variable rate structure, which may be subject to an interest rate floor. Variable rate loans bear interest at a rate that may be determined by reference to Secured Overnight Financing Rate (“SOFR” or “SR”) (which can include one-, three-, six- or twelve-month SOFR), at the borrower’s option, and which reset periodically based on the terms of the loan agreement.
(5)The interest rate on these loans is subject to 1 month SOFR, which as of December 31, 2024 was 4.33%.
(6)The interest rate on these loans is subject to 3 month SOFR, which as of December 31, 2024 was 4.31%.
(7)The interest rate on these loans is subject to 6 month SOFR, which as of December 31, 2024 was 4.25%.
(8)Level 3 investment.
(9)Totals presented may differ than actuals due to rounding.
(10)Position or portion thereof is a partially unfunded loan commitment. See below for more information on the Company’s commitments.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)

Consolidated Schedule of Investments (continued)
As of December 31, 2024
(Amounts in thousands)

Portfolio Company	Commitment Type	Commitment Expiration date	Funded Commitment	Unfunded
				Commitment	Fair Value
AmSpec Parent, LLC	First lien senior secured delayed draw term loan	12/2026	$—	$400	$—
Aramsco, Inc.	First lien senior secured delayed draw term loan	10/2025	—	891	—
Chrysaor Bidco s.à r.l. (dba AlterDomus)	First lien senior secured delayed draw term loan	5/2026	—	304	—
Delta 2 (Lux) SARL (dba Formula One)	First lien senior secured delayed draw term loan	7/2025	—	1,222	—
Focus Financial Partners, LLC	First lien senior secured delayed draw term loan	9/2026	—	862	—
Grant Thornton Advisors LLC	First lien senior secured delayed draw term loan	7/2026	—	263	—
R1 RCM Inc.	First lien senior secured delayed draw term loan	10/2026	—	696	—
Signia Aerospace LLC	First lien senior secured delayed draw term loan	11/2026	—	354	—
Total Portfolio Company Commitments			$—	$4,992	$—

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Notes to the consolidated financial information

Organization and Principal Business
OCIC SLF LLC (f/k/a Blue Owl Credit Income Senior Loan Fund LLC) (“OCIC SLF” or the “Company”), a Delaware limited liability company, was initially formed on February 14, 2022 as a wholly owned subsidiary of Blue Owl Credit Income Corp. (“OCIC”).
On November 2, 2022, OCIC and State Teachers Retirement System of Ohio (“OSTRS” and together with the Company, the “Members” and each, a “Member”) entered into an Amended and Restated Limited Liability Company Agreement to co-own OCIC SLF as a joint-venture. OCIC SLF’s principal purpose is to make investments, primarily in senior secured loans that are made to middle market companies, broadly syndicated loans and in senior and subordinated notes issued by collateralized loan obligations. OCIC and OSTRS have agreed to contribute $437.5 million and $62.5 million, respectively, to OCIC SLF. OCIC and OSTRS have an 87.5% and 12.5% economic ownership, respectively, in OCIC SLF. Except under certain circumstances, contributions to OCIC SLF cannot be redeemed. OCIC SLF is managed by a board consisting of an equal number of representatives appointed by each Member and which acts unanimously. Investment decisions must be approved unanimously by an investment committee consisting of an equal number of representatives appointed by each Member.
Investment Portfolio Detail
Investments at fair value and amortized cost consisted of the following as of the following periods:

	December 31, 2025		December 31, 2024
($ in thousands)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First-lien senior secured debt investments	$1,650,246	$1,626,107	$1,647,543	$1,647,003
Total Investments	$1,650,246	$1,626,107	$1,647,543	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The industry composition of investments based on fair value as of the following periods:

	December 31, 2025	December 31, 2024
Advertising and media	0.5%	0.4%
Aerospace and defense	4.4	3.7
Automotive services	1.4	1.2
Buildings and real estate	3.7	5.7
Business services	8.3	5.4
Chemicals	3.5	3.4
Consumer products	1.3	0.4
Containers and packaging	5.2	4.9
Distribution	2.6	4.3
Education	1.1	1.7
Energy equipment and services	2.3	2.9
Financial services	8.9	10.3
Food and beverage	5.9	3.3
Healthcare equipment and services	3.4	4.8
Healthcare providers and services	6.8	6.3
Healthcare technology	3.5	5.8
Household products	0.2	0.1
Human resource support services	2.0	1.7
Infrastructure and environmental services	1.2	1.4
Insurance	5.6	5.1
Internet software and services	10.5	11.0
Investment funds and vehicles	0.8	1.2
Leisure and entertainment	1.3	0.7
Manufacturing	7.5	6.4
Pharmaceuticals	1.3	0.3
Professional services	3.5	5.0
Telecommunications	1.6	1.3
Transportation	1.9	1.3
Total	100.0%	100.0%

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The geographic composition of investments based on fair value consisted of the below as of the following periods:

	December 31, 2025	December 31, 2024
United States:
Midwest	25.6%	20.7%
Northeast	18.6	19.1
South	27.0	26.4
West	14.4	23.3
International	14.5	10.5
Total	100.0%	100.0%
Investments
The following table presents the fair value hierarchy of investments as of December 31, 2025:

	Fair Value Hierarchy as of December 31, 2025
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,393,050	$233,057	$1,626,107
Total Investments	$—	$1,393,050	$233,057	$1,626,107

The following table presents the fair value hierarchy of investments as of December 31, 2024:

	Fair Value Hierarchy as of December 31, 2024
($ in thousands)	Level 1	Level 2	Level 3	Total
First-lien senior secured debt investments	$—	$1,453,259	$193,744	$1,647,003
Total Investments	$—	$1,453,259	$193,744	$1,647,003

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Debt Activity

Wise CLO 2023-1

On September 21, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH LLC merged with the Company’s wholly-owned subsidiary, Wise CLO 2023-1 Ltd., a private company incorporated and existing under the laws of Jersey Channel Islands, with Wise CLO 2023-1 Ltd. as the surviving entity. The merger was undertaken in order for Wise CLO 2023-1 Ltd. to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-1 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-1 Transaction. On September 21, 2023, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-1 Ltd., as co-issuer, closed the Wise CLO 2023-1 Transaction and issued $195.0 million of Class A Notes, $46.3 million of Class B-1 Notes, $14.5 million of Class B-2 Notes, $29.3 million of Class C Notes, and $97.0 million of Subordinated Notes pursuant to an Indenture and Security Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. Additionally, Wise CLO 2023-1 Ltd. and Wise CLO 2023-1 LLC incurred $75.0 million in Class A Loans pursuant to a Credit Agreement dated September 21, 2023 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, the lenders party thereto and U.S. Bank Trust Company, National Association as loan agent and collateral trustee.

On September 25, 2025, Wise CLO 2023-1 Ltd., as issuer, and Wise CLO 2023-1 LLC, as co-issuer, closed a collateralized loan obligation reset transaction (the “Wise CLO 2023-1 Reset Transaction”) and issued $270.0 million of Class A-R Notes (the “Class A Notes”), $58.5 million of Class B-R Notes (the “Class B Notes”), $31.5 million of Class C-R Notes (the “Class C Notes”), and, in the case of the issuer only, $0.25 million of Class D-R Notes (the “Class D Notes”, together with the Class A Notes, the Class B Notes and the Class C Notes, the “Wise 2023-1 Reset Secured Notes”) pursuant to an Amended and Restated Indenture dated September 25, 2025 among Wise CLO 2023-1 Ltd., as issuer, Wise CLO 2023-1 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The proceeds in connection with the issuance of the Wise 2023-1 Reset Secured Notes were used to redeem or prepay, as applicable, the Wise 2023-1 Transaction. The Wise 2023-1 Reset Secured Notes have a stated maturity of October 20, 2038. The Subordinated Notes from the Wise 2023-1 Transaction were not redeemed and remain outstanding. The stated maturity of such Subordinated Notes was extended to October 20, 2038 in connection with the Wise 2023-1 Reset Transaction.

Wise CLO 2023-2
On October 30, 2023, the Company’s wholly-owned subsidiary, ORCIC JV WH II LLC migrated as a company incorporated in the State of Delaware to a private company incorporated and existing under the laws of Jersey Channel Islands. As part of the migration, ORCIC JV WH II LLC was renamed to Wise CLO 2023-2 Ltd. The migration and renaming was undertaken in order for ORCIC JV WH II LLC (now Wise CLO 2023-2 Ltd.) to act as the issuer in a collateralized loan obligation transaction (the “Wise CLO 2023-2 Transaction”) using the financial assets previously acquired by it as the collateral underpinning the Wise CLO 2023-2 Transaction. On December 13, 2023, Wise CLO 2023-2 Ltd., as issuer, and Wise CLO 2023-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2023-2 Ltd., as co-issuer, closed the Wise CLO 2023-2 Transaction and issued $240.0 million of Class A Notes, $41.0 million of Class B-1 Notes, $15.0 million of Class B-2 Notes, $24.0 million of Class C Notes, and $84.5 million of Subordinated Notes pursuant to an Indenture dated December 13, 2023 among Wise CLO 2023-2 Ltd., as issuer, Wise CLO 2023-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2023-2 Transaction have a stated maturity of January 15, 2037.

Wise CLO 2024-1

On July 27, 2023, the Company’s wholly-owned subsidiary, Wise CLO 2024-1 Ltd was incorporated as a company under the laws of the Cayman Islands. On March 7, 2024, Wise CLO 2024-1 Ltd., as issuer, and Wise CLO 2024-1 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-1 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-1 Transaction”) using the financial assets previously acquired by Wise CLO 2024-1 Ltd. as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $55.0 million of Class B-1 Notes, $5.0 million of Class B-2 Notes, $20.0 million of Class C Notes, and $88.7 million of Subordinated Notes pursuant to an Indenture dated March 7, 2024 among Wise CLO 2024-1 Ltd., as issuer, Wise CLO 2024-1 LLC, as co-issuer, and U.S. Bank Trust Company, National

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
Association, as trustee. The notes issued as part of the Wise CLO 2024-1 Transaction have a stated maturity of April 15, 2037.
Wise CLO 2024-2

On October 26, 2022, the Company’s wholly-owned subsidiary, ORCIC JV WH III LLC was incorporated as a limited liability company under the laws of Delaware. On July 11, 2024, ORCIC JV WH III LLC merged with Wise CLO 2024-2 Ltd. On July 11, 2024, Wise CLO 2024-2 Ltd., as issuer, and Wise CLO 2024-2 LLC, a Delaware limited liability company and wholly-owned subsidiary of Wise CLO 2024-2 Ltd., as co-issuer, closed a collateralized loan obligation transaction (“the Wise CLO 2024-2 Transaction”) using financial assets previously acquired by Wise CLO 2024-2 Ltd as collateral to underpin the transaction and issued $240.0 million of Class A Notes, $52.0 million of Class B Notes, $28.0 million of Class C Notes, and $90 million of Subordinated Notes pursuant to an Indenture dated July 11, 2024 among Wise CLO 2024-2 Ltd., as issuer, Wise CLO 2024-2 LLC, as co-issuer, and U.S. Bank Trust Company, National Association, as trustee. The notes issued as part of the Wise CLO 2024-2 Transaction have a stated maturity of July 15, 2037.

Debt obligations consisted of the following as of December 31, 2025:

	December 31, 2025
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,074	$357,926
Wise CLO 2023 -2	320,000	320,000	—	2,153	317,847
Wise CLO 2024 -1	320,000	320,000	—	1,876	318,124
Wise CLO 2024 -2	320,000	320,000	—	1,790	318,210
Total Debt	$1,320,000	$1,320,000	$—	$7,893	$1,312,107
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

Debt obligations consisted of the following as of December 31, 2024:

	December 31, 2024
($ in thousands)	Aggregate Principal Committed	Outstanding Principal	Amount Available(1)	Unamortized Debt Issuance Costs	Net Carrying Value
Wise CLO 2023 -1	$360,000	$360,000	$—	$2,245	$357,755
Wise CLO 2023 -2	320,000	320,000	—	2,347	317,653
Wise CLO 2024 -1	320,000	320,000	—	2,046	317,954
Wise CLO 2024 -2	320,000	320,000	—	1,948	318,052
Total Debt	$1,320,000	$1,320,000	$—	$8,586	$1,311,414
(1) The amount available reflects any limitations related to each credit facility’s borrowing base.

OCIC SLF LLC
Supplemental Financial Information
(Unaudited)
The table below presents the components of interest expense for the following periods:

	For the Period Ended December 31,
($ in thousands)	2025	2024	2023
Interest expense	$82,402	$88,136	$37,350
Amortization of debt issuance costs	2,289	4,032	1,197
Total Interest Expense	$84,691	$92,168	$38,547
Average interest rate	6.3%	7.4%	7.0%
Average daily borrowings	$1,320,000	$1,196,587	$532,412